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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)

Distribution Date:
                           12/20/96

Investor Certificateholder Floating Allocation Percentage
                              97.02%
Investor Certificateholder Fixed Allocation Percentage
                              97.90%

Aggregate Amount of  Collections
                      15,232,093.52
Aggregate Amount of  Interest Collections
                       3,897,118.36
Aggregate Amount of  Principal Collections
                      11,334,975.16

Class A Interest Collections
                       3,780,956.95
Class A Principal Collections
                      10,459,593.10
Seller Interest Collections
                         116,161.41
Seller Principal Collections
                         875,382.06

Weighted Average Loan Rate
                              13.96%
Net Loan Rate
                              12.96%

Class A-1 Certificate Rate
                               5.60%
Maximum Investor Certificate Rate
                              12.96%
Class A-1 Certificate Interest Distributed
                       1,386,969.05
Class A-1 Investor Certificate Interest Shortfall before Policy
Draw                              0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                               0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                               0.00
Unpaid Class A-1 Carryover Interest Amount
                               0.00

Class A-2 Certificate Rate
                               5.68%
Maximum Investor Certificate Rate
                              12.96%
Class A-2 Certificate Interest Distributed
                          61,915.51
Class A-2 Investor Certificate Interest Shortfall before Policy
Draw                              0.00
Unpaid Class A-2 Certificate Interest Shortfall Received
                               0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining
                               0.00
Unpaid Class A-2 Carryover Interest Amount
                               0.00

Maximum Principal Dist. Amount (MPDA)
                      11,097,450.76
Alternative Principal Dist. Amount (APDA)
                      10,459,593.10
Rapid Amortization Period? (Y=1, N=0)
                               0.00
Scheduled Principal  Distribution Amount (SPDA)
                      10,459,593.10

Principal  allocable to Class A-1
                      10,019,024.58
Principal allocable to Class A-2
                         440,568.52
SPDA deposited to Funding Account
                               0.00

Accelerated Principal Distribution Amount
                               0.00

APDA allocable to Class A-1
                               0.00
APDA allocable to Class A-2
                               0.00

Reimbursement to Credit Enhancer
                               0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                         180,206.92
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount
                           7,924.27
Cumulative Investor Liquidation Loss Amount
                         188,131.19

Total Principal allocable to A-1
                      10,199,231.50
Total Principal allocable to A-2
                         448,492.79

Beginning Class A-1 Certificate Principal Balance
                     297,473,254.41
Beginning Class A-2 Certificate Principal Balance
                      13,080,741.03
Ending Class A-1 Certificate Principal Balance
                     287,274,022.91
Ending Class A-2 Certificate Principal Balance
                      12,632,248.24

Class A-1 Factor
                          0.6316144
Class A-2 Factor
                          0.6316124
Pool Factor (PF)
                          0.6438045

Servicer Certificate (Page 2 of  3)

Distribution Date:
                           12/20/96

Retransfer Deposit Amount
                               0.00
Servicing Fees Distributed
                         260,813.82
Beg. Accrued and Unpaid Inv. Servicing Fees
                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                               0.00
End. Accrued and Unpaid Inv. Servicing Fees
                               0.00

Aggregate Investor Liquidation Loss Amount
                         188,131.19
Investor Loss Reduction Amount
                               0.00

Beginning Pool Balance
                     322,592,171.71
Ending Pool Balance
                     311,934,446.74
Beginning Invested Amount
                     312,976,582.44
Ending Invested Amount
                     302,328,858.15
Beginning Seller Principal Balance
                       9,615,589.27
Ending Seller Principal Balance
                       9,605,588.59
Additional Balances
                         875,382.06

Beginning Funding Account Balance
                               0.00
Ending Funding Account Balance
                               0.00
Ending Funding Account Balance % (before any purchase of Subsequent
Loans)                        0.00%
Principal Balance of Subsequent Loans
                               0.00

Beginning Reserve Account Balance
                       1,211,294.00
Ending Reserve Account Balance
                       1,211,294.00

Beginning Seller Interest
                             2.7231%
Ending Seller's Interest
                             3.0794%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
                                590
     Trust Balance
                      19,691,059.19
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                140
     Trust Balance
                       4,261,021.93
   90+ days (Del Stat 3+)
     No. of Accounts
                                347
     Trust Balance
                      10,789,716.43
   270+ days (Del Stat 9+)
     No. of Accounts
                                121
     Trust Balance
                       4,330,300.79
   REO
     No. of Accounts
                                 24
     Trust Balance
                         911,582.98

Rapid Amortization Event ?
                   No
   Failure to make payment within 5 Business Days of Required Date
?                  No
   Failure to perform covenant relating to Trust's Security
Interest ?                No
   Failure to perform other covenants as described in the Agreement
?                 No
   Breach of Representation or Warranty ?
                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                   No
   Subject to Investment Company Act of 1940 Regulation ?
                   No
   Servicing Termination ?
                   No


Servicer Certificate (Page 3 of  3)

Distribution Date:
                           12/20/96

Event of Default ?
                   No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?          No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?    No
   Failure by Servicer to perform other covenants as described in
the Agreement?      No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?               No
   Trigger Event ?
                   No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                  N/A
Premium Distributed to Credit Enhancer
                               0.00
Amount Distributed to Seller
                         991,543.47
Master Servicer Credit Facility Amount
                               0.00
Guaranteed Principal Distribution Amount
                               0.00
Credit Enhancement Draw Amount
                               0.00

Application of Available Funds
     Aggregate Amount of Collections
                      15,232,093.52
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee
                         260,813.82
     Prinicpal and Interest to Class A-1
                      11,586,200.55
     Prinicpal and Interest to Class A-2
                         510,408.30
     Seller's portion of Principal and Interest
                         991,543.47
     Funds deposited into Funding Account (Net)
                               0.00
     Funds deposited into Spread  Account
                               0.00
     Excess funds released to Seller
                       1,883,127.38
     Total
                      15,232,093.52


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:
                           12/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
                            97.0193%
Class A Certificateholder Fixed Allocation Percentage
                            97.9045%

Beginning Class A-1 Certificate Balance
                     297,473,254.41
Beginning Class A-2 Certificate Balance
                      13,080,741.03

Class A-1 Certificate Rate
                            5.59500%
Class A-2 Certificate Rate
                            5.68000%
Class A-1 Certificate Interest Distributed
                           3.049456
Class A-2 Certificate Interest Distributed
                           3.095776
Class A-1 Certificate Interest Shortfall Distributed
                           0.000000
Class A-2 Certificate Interest Shortfall Distributed
                           0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                           0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall
                           0.000000

Rapid Amortization Event ?
                   No
Class A-1 Certificate Principal Distributed
                          22.424518
Class A-2 Certificate Principal Distributed
                          22.424640
   Maximum Principal Distribution Amount
                          23.371665
   Scheduled Principal  Distribution Amount (SPDA)
                          22.028312
   Accelerated Principal Distribution Amount
                           0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                           0.396212

Total Amount Distributed to Certificateholders
                          25.079719

Principal Collections deposited into Funding Account
                               0.00
Ending Funding Account Balance
                               0.00

Ending Class A-1 Certificate Balance
                     287,274,022.91
Ending Class A-2 Certificate Balance
                      12,632,248.24

Class A-1 Factor
                          0.6316144
Class A-2 Factor
                          0.6316124
Pool Factor (PF)
                          0.6438045

Unreimbursed Liquidation Loss Amount
                               0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
                               0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                               0.00

Class A Servicing Fee
                         260,813.82

Beginning Invested Amount
                     312,976,582.44
Ending Invested Amount
                     302,328,858.15
Beginning Pool Balance
                     322,592,171.71
Ending Pool Balance
                     311,934,446.74

Credit Enhancement Draw Amount
                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
                           12/20/96

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts
                                590
     Trust Balance
                      19,691,059.19

   60 - 89 days (Del Stat 2)
     No. of Accounts
                                140
     Trust Balance
                       4,261,021.93

   90+ days (Del Stat 3+)
     No. of Accounts
                                347
     Trust Balance
                      10,789,716.43

   REO
     No. of Accounts
                                 24
     Trust Balance
                         911,582.98

Aggregate Liquidation Loss Amount for Liquidated Loans
                         210,926.10

Class A-1 Certificate Rate for Next Distribution Date
                   To be updated
Class A-2 Certificate Rate for Next Distribution Date
                   To be updated

Amount of any Draws on the Policy
                               0.00

Subsequent Mortgage Loans
     No. of Accounts
                               0.00
     Trust Balance
                               0.00